SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


                           FILED BY THE REGISTRANT [X]


                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


                           Check the appropriate box:


                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                  [ ] Supplement to Definitive Proxy Statement
                       [X] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12


                            PAYLESS SHOESOURCE, INC.


                (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):


[X] NO FEE REQUIRED.
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.


         1) Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------


         2) Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------


         4) Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------


         5) Total fee paid:


            --------------------------------------------------------------------


[ ]      FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.


[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.


         1) Amount Previously Paid:


            --------------------------------------------------------------------


         2) Form, Schedule or Registration Statement No.:


            --------------------------------------------------------------------


         3) Filing Party:


            --------------------------------------------------------------------


         4) Date Filed:


            --------------------------------------------------------------------

FOLLOWING IS A SCRIPT OF AN EMAIL SENT TO EMPLOYEES:
---------------------------------------------------


Dear Associates:

                     THIS IS AN IMPORTANT REMINDER THAT THE
               2004 ANNUAL SHAREOWNER MEETING IS FAST APPROACHING!

   THE BOARD OF DIRECTORS URGES THOSE OF YOU WHO ARE SHAREOWNERS TO ACT NOW -
                  RETURN YOUR WHITE PROXY CARD TO SUBMIT A VOTE
                        FOR THE COMPANY'S BOARD NOMINEES.

As you may know, a group of financial entities calling itself the "Barington Companies group" has filed proxy materials with the SEC in order to solicit proxies in favor of a dissident slate of directors and against the highly qualified and well-regarded independent directors nominated by Payless:
Daniel Boggan, Jr., Robert C. Wheeler and our Audit Committee Chairman, Michael
E. Murphy.

The Company's Board strongly believes that the reelection of our independent directors is in the best interests of the Company and its shareowners - and that the dissident slate and its platform are NOT. We've previously sent you a WHITE proxy card, and are resending another now to make sure you have one. We urge you to follow the instructions on the WHITE proxy card to submit your vote FOR your Company's nominees. THE 2004 ANNUAL MEETING IS COMING UP FAST -- THIS THURSDAY, MAY 27 - SO IF YOU HAVE NOT ALREADY DONE SO, IT IS VITALLY IMPORTANT THAT YOU VOTE TODAY.

THE QUICKEST AND EASIEST WAY TO VOTE IS TO VOTE VIA THE INTERNET. IF YOUR SHARES ARE HELD IN YOUR OWN NAME OR THROUGH OUR PROFIT SHARING OR STOCK OWNERSHIP PLANS, YOU MAY VOTE OVER THE INTERNET AT http://www.eproxyvote.com/umb-bank/ PRIOR TO 5 P.M. CENTRAL DAYLIGHT SAVINGS TIME ON MAY 26, 2004, AND BY FOLLOWING THE INTERNET VOTING INSTRUCTIONS PRINTED ON THE WHITE PROXY CARD. IF YOU VOTE BY INTERNET PLEASE DO NOT SEPARATELY MAIL IN YOUR CARD.

If you have any questions or need help voting your proxy, please feel free to call D.F. King & Co., Inc., our proxy solicitor, at (800) 431-9633 toll-free or collect at (212) 269-5550.

You may have recently received from the Barington Companies group a GREEN proxy card. Please DO NOT return any GREEN proxy card sent to you by Barington or any other member of the dissident group.

As always, the Company and the Board of Directors deeply appreciate your support and your continued commitment to making Payless successful.

FOLLOWING IS A SCRIPT OF A VOICEMAIL SENT TO EMPLOYEES:
------------------------------------------------------


THIS IS AN IMPORTANT REMINDER TO ALL PAYLESS ASSOCIATES THAT THE 2004 ANNUAL SHAREOWNER MEETING IS FAST APPROACHING!

THE BOARD OF DIRECTORS URGES THOSE OF YOU WHO ARE SHAREOWNERS TO ACT NOW - RETURN YOUR WHITE PROXY CARD TO SUBMIT A VOTE FOR THE COMPANY'S BOARD NOMINEES.

We've previously sent you a WHITE proxy card, and are resending another now to make sure you have one. We urge you to follow the instructions on the WHITE proxy card to submit your vote FOR your Company's nominees. THE 2004 ANNUAL MEETING IS COMING UP FAST -- THIS THURSDAY, MAY 27 - SO IF YOU HAVE NOT ALREADY DONE SO, IT IS VITALLY IMPORTANT THAT YOU VOTE TODAY.

As always, the Company and the Board of Directors deeply appreciate your support and your continued commitment to making Payless successful.